EXHIBIT 10.1
EXECUTION VERSION
SECOND AMENDMENT TO
ASSET PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT (this “Second Amendment”) is dated as of February 23, 2017, among Performance Sports Group Ltd., an entity formed under the Laws of British Columbia (the “Company”), the Subsidiaries of the Company listed on the signature pages hereto (collectively, together with the Company, “Sellers”), 9938982 Canada Inc., a corporation organized under the Laws of Canada (“Purchaser”), and the Designated Purchasers (as defined below, and together with Sellers and Purchaser, the “Parties”).
WHEREAS, the Company, Sellers and Purchaser are party to that certain Asset Purchase Agreement dated as of October 31, 2016 (as amended pursuant to that certain First Amendment to the Asset Purchase Agreement dated as of January 6, 2017, the “Purchase Agreement”; all capitalized terms used and not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Purchase Agreement);
WHEREAS, pursuant to a Notice of Designation, dated as of February 8, 2017, delivered to Sellers pursuant to Section 2.8(b) of the Purchase Agreement, Purchaser notified Sellers of the identities of the Designated Purchasers and provided Sellers with a Counterpart to the Asset Purchase Agreement, dated as of February 8, 2017, in respect of each such Designated Purchaser, namely, 10096784 Canada Inc., 9990089 Canada Inc., BCE Acquisition US, Inc., Cascade Maverik Lacrosse, LLC, Bauer Hockey Retail, LLC, Bauer Hockey, LLC, Bauer Innovations US, LLC, Easton Diamond Sports, LLC (collectively, the “Designated Purchasers”);
WHEREAS, Section 10.4 of the Purchase Agreement permits amendments to the Purchase Agreement if signed in writing by all of the parties thereto; and
WHEREAS, the Parties desire to amend the Purchase Agreement in order to change the date of the Outside Date.
NOW, THEREFORE, and in consideration of the foregoing and of the representations, warranties, covenants, agreements and conditions contained herein and in the Purchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:
AGREEMENT
1.	Amendment to the Purchase Agreement. Section 9.1(a)(ii) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“ii.                          if the Closing does not take place on or prior to February 27, 2017 (the “Outside Date”); provided, however, that a Party shall not be permitted to terminate this Agreement pursuant to this Section 9.1(a)(ii) if such Party is in material breach of this Agreement so as to cause any of the conditions of the other

Party set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, not to be satisfied;”.
2.	Continuing Effect. Except as expressly provided in the preceding Section 1 (Amendment to the Purchase Agreement), nothing contained herein shall constitute an amendment, modification or waiver of any provision of the Purchase Agreement and the Purchase Agreement shall remain in full force and effect.
3.	Other Provisions. The provisions of Article I (Interpretation) and Article X (Miscellaneous) of the Purchase Agreement are incorporated herein by reference and shall apply to the terms and conditions of this Second Amendment and the Parties mutatis mutandis.
[Remainder of Page Intentionally Left Blank.]

2

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Second Amendment.
THE SELLERS:

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Executive Vice President, General Counsel and Corporate Secretary

BPS US HOLDINGS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

EASTON BASEBALL / SOFTBALL INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER HOCKEY, INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Executive Vice President, General Counsel and Corporate Secretary

BAUER HOCKEY RETAIL INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Second Amendment to APA]

BAUER PERFORMANCE SPORTS UNIFORMS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PERFORMANCE LACROSSE GROUP INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BPS DIAMOND SPORTS INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PSG INNOVATION INC.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER HOCKEY RETAIL CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Second Amendment to APA]

EASTON BASEBALL / SOFTBALL CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BPS DIAMOND SPORTS CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

BAUER PERFORMANCE SPORTS UNIFORMS CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PERFORMANCE LACROSSE GROUP CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

PSG INNOVATION CORP.

By:	/s/ Michael J. Wall
NAME:	Michael J. Wall
TITLE:	Secretary

[Signature page to the Second Amendment to APA]

PURCHASER:

9938982 CANADA INC.

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

DESIGNATED PURCHASERS:

10096784 CANADA INC.

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

9990089 CANADA INC.

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

[Signature page to the Second Amendment to APA]

BCE ACQUISITION US, INC.

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

CASCADE MAVERIK LACROSSE, LLC

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

BAUER HOCKEY RETAIL, LLC

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

[Signature page to the Second Amendment to APA]

BAUER HOCKEY, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

BAUER INNOVATIONS US, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

EASTON DIAMOND SPORTS, LLC

By:	/s/ Samuel Robinson
NAME:	Samuel Robinson
TITLE:	President

By:	/s/ Sacha Haque
NAME:	Sacha Haque
TITLE:	Secretary

[Signature page to the Second Amendment to APA]